UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2022 (December 1, 2022)

FREYR Battery

(Exact name of registrant as specified in its charter)

Luxembourg	001-40581	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22-24, Boulevard Royal, L-2449 Luxembourg Grand Duchy of Luxembourg
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +352 621 727 777
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, without nominal value	FREY	The New York Stock Exchange
Warrants, each whole warrant exercisable for one Ordinary Share for $11.50 per share	FREY WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Agreement.

On December 1, 2022, FREYR Battery (“FREYR” or the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) among Credit Suisse (USA) LLC, BofA Securities, Inc. and Morgan Stanley & Co. LLC, as representatives of the several underwriters named in Schedule A thereto (collectively, the “Underwriters”), relating to an offering of an aggregate of 20,000,000 ordinary shares (the “Ordinary Shares”) of the Company, without nominal value. The offering price to the public is $11.50 per Ordinary Share. Pursuant to the Underwriting Agreement, the Company granted the Underwriters an option for 30 days to purchase up to an additional 3,000,000 Ordinary Shares (the “Option Shares”, together with the Ordinary Shares, the “Shares”), which the Underwriters exercised in full on December 1, 2022. Closing for the sale of the Shares occurred on December 5, 2022. The Company estimates that the net proceeds to the Company will be approximately $251,286,250 after deduction of the estimated underwriting discounts and commissions and the estimated offering expenses payable by the Company.

The Shares are being sold pursuant to a prospectus supplement, dated December 1, 2022, and related prospectus, dated September 1, 2022, each filed with the U.S. Securities and Exchange Commission, relating to the Company’s registration statement on Form S-3 (File No. 333-267235).

A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement. In connection with the filing of the Underwriting Agreement, the Company is filing the opinion of its Luxembourg counsel, Arendt & Medernach SA, as Exhibit 5.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 1, 2022, between the Company, Credit Suisse (USA) LLC, BofA Securities, Inc. and Morgan Stanley & Co. LLC.

5.1	Opinion of Arendt & Medernach SA.

23.1	Consent of Arendt & Medernach SA (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FREYR Battery

By:	/s/ Oscar K. Brown
	Name:	Oscar K. Brown
	Title:	Group Chief Financial Officer

Dated: December 5, 2022

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